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                                  EXHIBIT 10.3

                                 AMENDMENT No. 3

            AMENDMENT No. 3 (this "Amendment") dated as of November 1, 2004, among THE BON-TON DEPARTMENT STORES, INC. and THE ELDER-BEERMAN STORES CORP. (collectively, the "Borrowers"), the other Credit Parties party to the Credit Agreement referred to below, the Lenders party to such Credit Agreement and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H :

            WHEREAS, the parties hereto have entered into that certain Second Amended and Restated Credit Agreement, dated as of October 24, 2003 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"); and

            WHEREAS, the Borrowers request that the Lenders consent to a decrease in the interest rate; and

            WHEREAS, the Lenders have agreed to such amendment upon the terms and subject to the conditions provided herein;

            NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

      Section 2. Amendment. The Lenders, the Agent, the Borrowers and the other Credit Parties hereby agree to the following amendments to the Credit Agreement:

            (a) Section 1.5(a) is hereby amended by (i) deleting the reference to the "Applicable Term Loan Index Margin" in the third paragraph thereof, (ii) substituting in lieu thereof a reference to the "Applicable Term Loan LIBOR Margin", (iii) deleting the first two paragraphs thereof in their entirety and
(iv) substituting the following in lieu thereof:

                  "Borrowers shall pay interest to Administrative Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date,

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      at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin per annum or, at the election of Borrower Representative in accordance with Section 1.5(e), the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum; (ii) with respect to the Term Loan, the applicable LIBOR Rate plus the Applicable Term Loan LIBOR Margin per annum; and (iii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Revolver Index Margin per annum.

                  "As of the Third Amendment Effective Date, the Applicable Margins are as follows:

             Applicable Revolver Index Margin                        0.25%

             Applicable Revolver LIBOR Margin                        1.75%

             Applicable Term Loan LIBOR Margin                       4.50%

             Applicable Unused Line Fee Margin                       0.375%"

            (b) The definition of "Applicable Margins" in Annex A is hereby amended by (i) deleting the reference to "the Applicable Term Loan Index Margin", (ii) substituting in lieu thereof a reference to "the Applicable Term Loan LIBOR Margin".

            (c) The definition of "Applicable Term Loan Index Margin" in Annex A is deleted in its entirety and the following substituted in lieu thereof :

                  "`Applicable Term Loan LIBOR Margin' shall mean the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to the Term Loan, as determined by reference to
      Section 1.5(a)."

            (d) Annex A is hereby amended by adding in its proper alphabetical place the following new definition:

                  "`Third Amendment Effective Date' shall mean November 1,
      2004."

      Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date when the Agent shall have received counterparts of this Amendment executed by each Borrower, each Credit Party, the Agent and each Term Lender.

      Section 4. Representations and Warranties. The Borrowers and the other Credit Parties hereby jointly and severally represent and warrant to the Lenders and the Agent as follows:

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            (a) After giving effect to this Amendment, each of the
representations and warranties in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein not prohibited by the Credit Agreement.

            (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

            (c) The execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

            (d) This Amendment has been duly executed and delivered by each Credit Party and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar law or by general equitable principles.

      Section 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except to the extent amended hereby, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      Section 6. Costs and Expenses. The Borrowers agree to pay on demand all costs, fees and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

      Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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      Section 8. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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            IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                                             BORROWERS:

                                             THE BON-TON DEPARTMENT STORES, INC.

                                             By: /s/ H. Todd Dissinger
                                                 Name: H. Todd Dissinger
                                                 Title: Treasurer

                                             THE ELDER-BEERMAN STORES CORP.

                                             By: /s/ H. Todd Dissinger
                                                 Name: H. Todd Dissinger
                                                 Title: Vice President & Asst.
                                                        Treasurer

                                             OTHER CREDIT PARTIES:

                                             THE BON-TON STORES, INC.

                                             By: /s/ H. Todd Dissinger
                                                 Name: H. Todd Dissinger
                                                 Title: Treasurer

                                             THE BON-TON CORP.

                                             By: /s/ Keith E. Plowman
                                                 Name: Keith E. Plowman
                                                 Title: Treasurer

                                             THE BON-TON TRADE CORP.

                                             By: /s/ Keith E. Plowman
                                                 Name: Keith E. Plowman
                                                 Title: Treasurer

                                             THE BON-TON STORES OF LANCASTER,
                                             INC.

                                             By: /s/ Robert E. Stern
                                                 Name: Robert E. Stern
                                                 Title: Secretary

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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                                             THE BON-TON GIFTCO, INC.

                                             By: /s/ Keith E. Plowman
                                                 Name: Keith E. Plowman
                                                 Title: Treasurer

                                             ELDER-BEERMAN WEST VIRGINIA, INC.

                                             By: /s/ H. Todd Dissinger
                                                 Name: H. Todd Dissinger
                                                 Title: Vice President & Asst.
                                                        Treasurer

                                             ELDER-BEERMAN HOLDINGS, INC.

                                             By: /s/ H. Todd Dissinger
                                                 Name: H. Todd Dissinger
                                                 Title: Vice President & Asst.
                                                        Treasurer

                                             THE BEE-GEE SHOE CORP.

                                             By: /s/ H. Todd Dissinger
                                                 Name: H. Todd Dissinger
                                                 Title: Vice President & Asst.
                                                        Treasurer

                                             ELDER-BEERMAN INDIANA, L.P.

                                             By: ELDER-BEERMAN HOLDINGS, INC.

                                             By: /s/ H. Todd Dissinger
                                                 Name: H. Todd Dissinger
                                                 Title: Vice President & Asst.
                                                        Treasurer

                                             EL-BEE CHARGIT CORP.

                                             By: /s/ H. Todd Dissinger
                                                 Name: H. Todd Dissinger
                                                 Title: Vice President & Asst.
                                                        Treasurer

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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                                             ELDER-BEERMAN OPERATIONS, LLC

                                                 By: ELDER-BEERMAN HOLDINGS,
                                                     INC.

                                             By: /s/ Keith E. Plowman
                                                 Name: Keith E. Plowman
                                                 Title: Vice President & Asst.
                                                        Secretary

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Charles Chiodo
Name: Charles Chiodo
Title: Duly Authorized Signatory

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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UBS AG, Stamford Branch

By: ____________________________________
Name:
Title:

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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BANK ONE, N.A.

By: ____________________________________
Name:
Title:

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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CONGRESS FINANCIAL CORPORATION (CENTRAL)

By: ____________________________________
Name:
Title:

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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MANUFACTURERS AND TRADERS TRUST COMPANY

By: ___________________________________
Name:
Title:

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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FLEET CAPITAL CORPORATION

By: ____________________________________
Name:
Title:

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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THE CIT GROUP/BUSINESS CREDIT, INC.

By: ____________________________________
Name:
Title:

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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BANK OF AMERICA, N.A.

By: ____________________________________
Name:
Title:

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]

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WELLS FARGO FOOTHILL, LLC

By: ____________________________________
Name:
Title:

                       [SIGNATURE PAGE TO AMENDMENT NO. 3]